Supplement dated November 18, 2021
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectus and SAI Dated
Columbia Funds Variable Series Trust II
Variable Portfolio – Partners Core Equity Fund	5/1/2021
Effective immediately, the portfolio manager information for J.P. Morgan Investment Management Inc. under the caption “Fund Management” in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: J.P. Morgan Investment Management Inc. (JPMIM)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Scott Davis	Managing Director of JPMIM	Co-Portfolio Manager	May 2021
Shilpee Raina, CFA	Executive Director of JPMIM	Co-Portfolio Manager	November 2021
David Small	Managing Director of JPMIM	Co-Portfolio Manager	May 2021
The rest of the section remains the same.
Effective immediately, the portfolio manager information for J.P. Morgan Investment Management Inc. under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: J.P. Morgan Investment Management Inc. (JPMIM)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Scott Davis	Managing Director of JPMIM	Co-Portfolio Manager	May 2021
Shilpee Raina, CFA	Executive Director of JPMIM	Co-Portfolio Manager	November 2021
David Small	Managing Director of JPMIM	Co-Portfolio Manager	May 2021
Mr. Davis is a Managing Director of JPMIM and joined the firm in 2006. Mr. Davis began his investment career in 1993 and earned a B.S. from Drexel University and an M.B.A. from Columbia Business School.
Ms. Raina is an Executive Director of JPMIM and joined the firm in 2005. Ms. Raina began her investment career in 2005 and earned a B.S. from The University of Virginia’s McIntire School of Commerce.
Mr. Small is a Managing Director of JPMIM and joined the firm in 2005. Mr. Small began his investment career in 2000 and earned a B.A. from Northwestern University and an M.B.A. from Columbia Business School.
The rest of the section remains the same.
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers - Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the above mentioned Fund with respect to JPMIM is hereby superseded and replaced with the following:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
Information is as of December 31, 2020, unless otherwise noted
VP – Partners Core Equity Fund	JPMIM: Scott Davis(a)	6 RICs 1 PIV 29 other accounts	$25.78 billion $3.36 billion $12.48 billion	2 other accounts ($1.22 B)	JPMIM	JPMIM
	Shilpee Raina(l)	None	None	None
	David Small(a)	6 RICs 1 PIV 29 other accounts	$25.78 billion $3.36 billion $12.48 billion	2 other accounts ($1.22 B)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of February 28, 2021.
(l)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of October 31, 2021.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-2070-3 A (11/21)